3002-P1 09/26

FRANKLIN STRATEGIC SERIES

SUPPLEMENT DATED SEPTEMBER 14, 2026

TO THE SUMMARY PROSPECTUSES, PROSPECTUS

AND STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

EACH DATED JANUARY 1, 2026, OF

FRANKLIN TEMPLETON SMACS: SERIES H

(THE “FUND”)

Although the Fund is classified as a non-diversified fund, the Fund is currently operating as a diversified fund, and under current law, shareholder approval would be required for the Fund to resume operating as non-diversified. Effective immediately, all references to the Fund’s non-diversified classification and related disclosure in the Fund’s Summary Prospectus, Prospectus, and SAI are deleted.

Please retain this supplement for future reference.